UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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iCoreConnect Inc.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2019 Annual Meeting

and Proxy Statement

August 28, 2019, Winter Garden, FL

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MESSAGE FROM THE CHIEF EXECUTIVE OFFICER OF ICORECONNECT

Dear Fellow Stockholder:

I invite you to attend our Annual Meeting of Stockholders on Wednesday, August 28, 2019 at 10:30 a.m. Eastern Time, at our office, located at 3554 West Orange Country Club Drive, Suite 210, Winter Garden, Florida, 34787.

At the Annual Meeting, you will be asked: to elect a board of five directors; to ratify the appointment of our independent registered public accounting firm; and to approve an amendment and restatement of the Company’s Amended and Restated 2016 Long-Term Incentive Plan. We will also be sharing with you recent news about the Company, and you will be given the opportunity to ask questions and express your opinions about iCoreConnect. You also will be able to see many of the outstanding, innovative products we proudly feature in our portfolio of cloud-based software products and services.

Please visit our website, www.jpgreconnect.com, where you will find this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2018.

On behalf of our directors and our management team, I thank you for your continued support of iCoreConnect Inc.

Best regards,

/s/ Robert P. McDermott

Robert P. McDermott

President & Chief Executive Officer of the Company

April 22, 2019

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 28, 2019: The Proxy Statement, form of proxy, and Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available free of charge at www.jpgreConnect.com. If you require directions to the Annual Meeting, please contact us at (888) 810-7706.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 28, 2019, 10:30 a.m. Eastern Time

3554 West Orange Country Club Drive, Suite 210, Winter Garden, Florida, 34787

Notice is hereby given that the Annual Meeting of Stockholders of iCoreConnect Inc., a Nevada corporation (the “Company”), will be held at the office of the Company, 3554 West Orange Country Club Drive, Suite 210, Winter Garden, Florida, 34787 on Wednesday, August 28, 2019 at 10:30 a.m., Eastern Time (the “Annual Meeting”), for the following purposes:

(1) To elect to the board of directors the five persons named in the accompanying Proxy Statement, each to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2) To ratify the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of the Company for 2019; and

(3) To approve an amendment and restatement of the Company’s Amended and Restated 2016 Long-Term Incentive Plan.

In addition to the foregoing, the Annual Meeting will include the transaction of such other business as may properly come before the meeting, or any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof. Stockholders of record at the close of business on July 2, 2019 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s office, 3554 West Orange Country Club Drive, Suite 210, Winter Garden, Florida, 34787, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

By Order of the Board of Directors,

/s/ Alyse Fidanza

Alyse Fidanza

Secretary

Winter Garden, Florida

July 2, 2019

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PROXY SUMMARY

VOTING MATTERS & BOARD RECOMMENDATIONS

Proposal No.	Proposal	Board Recommends
1

To elect a board of directors consisting of five directors named in this proxy statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified

FOR each nominee
2	To ratify the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of the Company for 2019	FOR
3	To approve an amendment and restatement of the Company’s Amended and Restated 2016 Long-Term Incentive Plan	FOR

BOARD NOMINEES AND COMMITTEE ASSIGNMENTS

There are 5 Director nominees for election at our 2019 Annual Meeting, to hold office until the next Annual Meeting and until their successors have been duly elected and qualified. All of the nominees are currently serving as Directors of the Company. With the exception of Mr. DeSanti, the nominees were elected to the board of directors (the “Board”) at the last Annual Meeting.

With respect to Mr. DeSanti, the Company Board of Directors, on August 28, 2018, the Board unanimously voted to expand the Board to 5 directors and to appoint Mr. DeSanti to fill the newly created vacancy on the Board. As such, in addition to the 4 Directors that were elected to the Board at the last Annual Meeting and who are all standing for re-election to the Board at the 2019 Annual Meeting, Mr. DeSanti is also standing for election to the Board at the 2019 Annual Meeting.

Name	Age*	Main Occupation	Joined Board	Committee Assignment
JD Smith	48		2011	Nominating and Governance (Chair)

Robert P McDermott	52	President & CEO	2013

Jeffrey W Stellinga	49	Director of Business Development	2014	Audit, Nominating and Governance, Compensation (Chair)

Samuel B Fortenbaugh III	85	Legal Counsel	2017

Robert A DeSanti	52		2018	Audit (Chair), Compensation

________

* Note – Named Executive Officer (NEO) ages as of April 22, 2019

CORPORATE GOVERNANCE PRACTICES

Our corporate governance practices include the following best practices:

•	a majority vote director resignation policy,

•	a lead independent director on our Board,

•	the annual election of directors,

•	a compensation philosophy for named executive officers aligning compensation with short-term and long-term performance, including drivers of stockholder value,

•	stock ownership guidelines for directors,

•	stock ownership guidelines for our executive officers,

•	stockholders can take action by written consent,

•	stock ownership anti-hedging provisions,

•	stockholders have the right to remove directors with or without cause, and

•	our strong corporate citizenship, including our donation practices and our partnership with organizations.

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THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO WISH MAY ATTEND THE MEETING. STOCKHOLDERS WHO HAVE SUBMITTED COMPLETED PROXY CARDS MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

iCoreConnect, Inc.

3554 West Orange Country Club Drive, Suite 210

Winter Garden, Florida 34787

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on August 28, 2019

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of iCoreConnect Inc., a Nevada corporation (the “Company”, “us” or “we”), for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on July 1, 2019 are entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying proxy shall be mailed to stockholders on or about July 2, 2019.

THE MEETING

On April 22, 2019, there were 56,654,258 shares of the Company’s common stock, $0.01 par value, issued and outstanding. Each share of the Company’s common stock entitles the holder thereof to one vote on each matter submitted to a vote of stockholders at the Meeting.

All shares of common stock represented by properly executed proxies or voting instruction forms will be voted at the Meeting in accordance with the directions marked on the proxies or voting instruction forms, unless such proxies or voting instruction forms have previously been revoked. If no directions are indicated on such proxies or voting instruction forms, they will be voted FOR Proposal 1 – the election of each nominee named under Election of Directors, FOR Proposal 2 – the ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of the Company for 2019, FOR Proposal 3 – to approve an amendment and restatement of the Company’s Amended and Restated 2016 Long-Term Incentive Plan. If any other matters are properly presented at the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company), or, if a stockholder is present at the Meeting, he or she may elect to revoke his or her proxy and vote his or her shares personally.

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VOTE REQUIRED FOR APPROVAL

A majority of our outstanding shares of common stock present at the Meeting, in person or by proxy, and entitled to vote shall constitute a quorum. Abstentions will be counted for purposes of determining the presence or absence of a quorum. Assuming a quorum is present, (1) directors shall be elected by a plurality of the votes cast in the election of directors, (2) the affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, and entitled to vote is necessary to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, and (3) the affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, and entitled to vote is necessary to approve an amendment and restatement of our Amended and Restated 2016 Long-Term Incentive Plan.

With respect to Proposal 1, you may vote for all nominees, withhold your vote as to all nominees, or vote for all nominees except those specific nominees from whom you withhold your vote. The five nominees receiving the most “FOR” votes will be elected. Properly executed proxies marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than thirteen directors and stockholders may not cumulate votes for the election of any directors.

With respect to Proposals 2 and 3, you may vote for, against or abstain from voting on any of these proposals.

If a stockholder, present in person or by proxy, abstains on a matter, such stockholder’s shares of common stock, although included in the quorum, will not be voted on such matter. Thus, an abstention from voting on either Proposal 2 and 3 has the same effect as a vote “against” the matter.

Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Meeting. Over The Counter (“OTC”) rules prohibit brokers from voting on Proposals 1 and 3 without receiving instructions from the beneficial owner of the shares. Brokers may vote on Proposal 2 absent instructions from the beneficial owner.

A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Meeting, but, in the absence of instructions, shares subject to such broker non-votes will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum.

In determining whether a proposal has received the requisite number of votes, broker non-votes will have no effect on the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) and will have no effect on the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, and entitled to vote (Proposals 3 and 4).

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HOW TO VOTE

You may vote your shares by one of the following methods:

MAIL: To vote your shares by mail, please follow the instructions on your proxy card or voting instruction form. Please be sure to sign and date your completed proxy card before mailing. If you do not sign your proxy card, your votes cannot be counted. Please mail your proxy card or voting instruction form in the pre-addressed, postage-paid envelope.

IN PERSON: You may also attend the Annual Meeting and vote in person. Please bring photo identification. If you own your stock in “street name” and wish to vote your shares in person at the Annual Meeting, you must obtain and bring to the meeting a legal proxy from the bank or the brokerage firm holding your shares.

MAJORITY VOTING GOVERNANCE PRINCIPLE

Although our Bylaws provide for a plurality voting standard for the election of directors, our Board has adopted, as a governance principle, a majority voting standard for uncontested director elections and a plurality voting standard for contested elections. For this purpose, a “majority of votes cast” means that the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election. Accordingly, subsequent to the election of directors at the Annual Meeting, any elected director who is not elected by an affirmative vote of a majority of the votes cast at the Annual Meeting shall submit his or her resignation to our Board, to be effective upon the Board’s determination. Upon receipt by our Board of such resignation, our Board shall, in its sole judgment and discretion, within 90 days from the submission of such director’s resignation as a director of the Company, determine whether to accept or reject such director’s resignation. If our Board rejects such director’s resignation as a director of the Company, then we shall prepare and file a Form 8-K to explain our Board’s rationale for its rejection of such director’s resignation.

PROXY SOLICITATION

We will bear the cost of preparing, printing, assembling and mailing the proxy, this Proxy Statement and other material that may be sent to stockholders in connection with this solicitation.

It is contemplated that brokerage houses will forward the proxy materials to beneficial holders at our request. In addition to the solicitation of proxies by the use of mail, our officers and other employees may solicit proxies personally, without being paid any additional compensation. We will reimburse such persons for their reasonable out-of-pocket expenses in accordance with the regulations of the Securities and Exchange Commission (“SEC”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 22, 2019 (except where otherwise noted) based on a review of information filed with the SEC and our records with respect to (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all our directors and executive officers as a group.

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	Number of shares		Percent of shares
	beneficially owned		beneficially owned *
Jerry D Smith	13,336,647	(1)	20.9%
Robert P McDermott	7,558,040	(2)	11.9%
Robert A DeSanti	10,505,516	(3)	16.5%
JD Smith	347,837	(4)	†
Jeffrey W Stellinga	742,343	(5)	1.2%
Samuel B Fortenbaugh III	1,300,172	(6)	2.0%
David Fidanza	686,256	(7)	1.1%
Murali Chakravarthi	476,809	(8)	†

All executive officers and directors as a group (7 persons)	21,616,973		33.9%

_______

Notes:

* Calculated on the basis of 63,674,152 shares of common stock outstanding on April 22, 2019. Pursuant to the regulations of the SEC, shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares. Each person is deemed to be the beneficial owner of securities which may be acquired within sixty days through the exercise of options, warrants, and other rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person.

† Less than 1%.

1.	Based solely on the Schedule 13D filed with the SEC on October 29, 2018. Consists of 10,449,757 shares of Common Stock owned by Jerry D. Smith, JD Investments, Inc., Sonoran Pacific Resources, LLP, JDS Trust, WESCO Energy Corporation, SH114, LLP, Insurance Endowment Strategies, LLP and 75th Street Holdings, LLC and 2,886,890 shares of Common Stock issuable upon exercise of Common Stock Purchase Warrants.

2.	Consists of 5,203,312 shares of Common Stock owned directly by Mr. McDermott, 300,120 shares owned by KRB Leasing, Inc. controlled by Mr. McDermott, 1,629,054 restricted shares that Mr. McDermott has the ability to vote, but is restricted from transferring until their vesting date, 136,064 shares of Common Stock issuable upon exercise of Common Stock Purchase Warrants and 289,490 shares issuable upon exercise of options exercisable within 60 days.

3.	Consists of 7,160,516 shares of Common Stock owned by Mr. DeSanti, 50,000 shares that Mr. DeSanti has the ability to vote, but is restricted from transferring until their vesting date, and 3,295,000 shares of Common Stock issuable upon exercise of Common Stock Purchase Warrants.

4.	Consists of 247,837 shares of Common Stock owned by Mr. JD Smith, 100,000 restricted shares that Mr. Smith has the ability to vote, but is restricted from transferring until their vesting date.

5.	Consists of 542,343 shares of Common Stock owned by Mr. Stellinga, 100,000 restricted shares that Mr. Stellinga has the ability to vote, but is restricted from transferring until their vesting date and 100,000 shares of Common Stock issuable upon exercise of Common Stock Purchase Warrants.

6.	Consists of 511,005 shares of Common Stock owned by Mr. Fortenbaugh and 789,167 restricted shares that Mr. Fortenbaugh has the ability to vote, but is restricted from transferring until their vesting date.

7.	Consists of 424,862 shares of Common Stock owned by Mr. Fidanza, 85,000 restricted shares that Mr. Fidanza has the ability to vote, but is restricted from transferring until their vesting date and 76,394 shares of Common Stock issuable upon exercise of Common Stock Purchase Warrants and 100,000 shares issuable upon exercise of options exercisable within 60 days.

8.	Consists of 249,086 shares of Common Stock owned by Mr. Chakravarthi, 91,667 restricted shares that Mr. Chakravarthi has the ability to vote, but is restricted from transferring until their vesting date and 36,056 shares of Common Stock issuable upon exercise of Common Stock Purchase Warrants and 100,000 shares issuable upon exercise of options exercisable within 60 days.

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Proposal No. 1

ELECTION OF DIRECTORS

A Board of five directors is to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal. The following nominees have been recommended by the Board. Each of the nominees is one of our current directors. It is the intention of the persons named as proxies in the enclosed proxy card to vote the shares covered thereby FOR the election of the five persons named below, unless the proxy card contains contrary instructions:

Director Nominees

JD Smith has been a member of our Board of Directors since April 2011 and has been Chairman of our

Board of Directors since November 2013. Mr. Smith serves in various management positions concerning affiliates of Sonoran Pacific Resources, LLP, one of the largest investors in iCoreConnect, Inc. Mr. Smith advises and assists Sonoran Pacific Resources on numerous projects in which it has venture capital and real estate investments. Mr. Smith is a Director and was recently elected the Co-Chairman of the Board of Command Center Inc., a staffing company headquartered in Lakewood, Colorado.

Robert P McDermott, has been Chief Executive Officer and President of iCoreConnect and is a member of the Company’s board of directors since July 2013. He is a 25 year veteran in sales, operations and finance. Mr. McDermott has had a successful career as an entrepreneur while demonstrating strong leadership skills in running these organizations. Mr. McDermott’s company (AXSA Document Solutions Inc.) made the prestigious Inc. 500 list and was listed as the 173rd fastest growing company in America while he was CEO. He joined iCoreConnect in 2013, bringing more than 25 years of technology industry leadership, and executive management experience to his role with the company. Mr. McDermott has held positions in various companies as either CEO or President. He has a Bachelor’s degree majoring in Finance from Dowling College, NY.

Jeffrey W Stellinga has been a member of our Board of Directors since May 2014. Mr. Stellinga is the Director of Business Development for the Company that reports directly to the CEO and is responsible for growing and expanding revenue on existing products, and creating new programs to increase sales and productivity at the direction of the CEO. Mr. Stellinga is a 25 year veteran of sales and finance and has spent most of his career in finance and capital markets. Mr. Stellinga spent 18 years at US Bank rising through the ranks and becoming a Senior Regional Sales Director. After a successful 18 years, Mr. Stellinga took a job with Saxon Business Systems – A Xerox company as a Branch Manager for two years. He has since worked for CoActiv Capital Partners as Regional Sales Director for their Southeast Territory and is presently employed at Everbank Commercial Finance as it’s Eastern Sales Manager.

Samuel B Fortenbaugh III has been a member of our Board of Directors since August 2017. Mr. Fortenbaugh has over 50 years experience as a lawyer. He was Chairman of Morgan, Lewis & Bockius, one of the largest international law firms headquartered in the United States. He retired from Morgan, Lewis in 2002 and has continued to practice law specializing in general corporate matters with a particular emphasis on corporate acquisitions and mergers, general security matters and corporate governance. Mr. Fortenbaugh served on the Board of Directors of Western Publishing Group, Inc. (NASDAQ), Baldwin Technology, Inc. (NYSE Amex) and Security Capital Corporation (Amex) as well as a number of privately held corporations. He is presently a member of the Board of Advisors of a private buy-out fund focused primarily on middle market companies and has served as counsel to the Company for a number of years.

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Robert A DeSanti has been a Director of the Company since August 2018. Mr. DeSanti has more than 30 years’ experience in sales, operations and accounting. He founded Planestocks LLC in 2011, a company specializing in the international purchase of aircraft parts for subsequent sale in the United States. After developing Planestocks for seven years and serving as its Managing Director, he sold his interest in Planestocks to his partners.

From 2002 to 2014, Bob served as Financial Controller and then General Manager for LabSource, Inc. and High Five Products, Inc. Both are laboratory supply companies located in Chicago. Previously, he held positions as Controller for Sports Awards and was an Audit Senior Associate for Grant Thornton. He holds a B.A. in Accounting from the University of Illinois.

Key Qualifications of Director Nominees

Nominee	Key Qualifications
JD Smith	Service as our Chairman, extensive knowledge of our strategy, operations and financial position and of the various industries we serve.
Robert P. McDermott	Service as our Chief Executive Officer; distinguished career and experience gained in leadership positions in the document imaging and software industry.
Jeffrey W. Stellinga	Distinguished career in banking; business and strategic acumen and knowledge of the commercial finance and technology leasing industries.
Samuel B. Fortenbaugh III

Notable career with extensive public company board experience; experience as Chairman of an international law firm; financial, business and strategic acumen and knowledge of the retail and consumer products industries.

Robert A. DeSanti	Over 20 years experience as a financial and operations executive, business owner and business consultant.

Each of the nominees have consented to being named in this proxy statement and to serve on the Board if elected. We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, should any of the foregoing nominees become unavailable for any reason, the persons named in the enclosed proxy card intend to vote for such other person or persons as the Board may nominate.

Our Board unanimously recommends that stockholders vote FOR the election of each of the nominated directors.

Signed proxies that are returned will be so voted unless otherwise instructed on the proxy card.

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EXECUTIVE OFFICERS

The following table sets forth the names and ages of each of our named executive officers (NEO).

NAME	AGE	POSITION
JD Smith	48	Director and Chairman
Robert P McDermott	52	President, Chief Executive Officer and Director
Jeffrey W Stellinga	49	Director
Samuel B Fortenbaugh III	85	Director
Robert A DeSanti	52	Director
David Fidanza	56	Chief Information Officer
Murali Chakravarthi	40	Chief Technology Officer

EXECUTIVE OFFICER BACKGROUNDS

See Election of Directors for biography, name and age of Mr. McDermott who is an executive officer and a director of the Company.

All of our officers are elected annually by our Board and serve as officers of the Company at the pleasure of the Board. All of our executive officers of the Company have entered into employment agreements. See the Compensation Discussion and Analysis section for summarized terms of these agreements.

David Fidanza, Chief Information Officer, Mr. Fidanza is a 30 year veteran in technology. His focus over the past 15 years has been on the design, implementation and support of enterprise level software solutions that focus on managing, securing, and delivering data. Over the last few years, Mr. Fidanza held three different positions. In November 2010, he became the Regional Technology Specialist with Light Source Business Systems LLC, which was acquired by Total Document Management, LLC., which in turn was acquired by +ImageNet Consulting, LLC. In April 2015, Mr. Fidanza started working with the Company as the Director of Software Implementation. In September 2017, he was promoted to Chief Information Officer. Mr. Fidanza oversees the IT Department, Customer Support Team, Implementation Specialists and Content Development Initiatives.

Murali Chakravarthi, Chief Technology Officer. Mr. Chakravarthi brings nearly 20 years in research and development experience to iCoreConnect. Mr. Chakravarthi joined iCoreConnect Inc. in October, 2013 and is currently responsible for understanding the business needs and managing the successful design, development and deployment of iCoreConnect’s products and services. Mr. Chakravarthi has extensive experience in designing, developing and deploying multiple products and solutions to market. He was previously the Chief Software Architect for Nasplex Datacenters, LLC from 2010 through 2013, which was acquired by Transformyx Technologies, Inc. His job duties at Nasplex were to manage the design and development of various products and services. His role also included identifying key solutions for certain market spaces. He was also a cofounder of Team Cajunbot (University of Louisiana) - one of the teams that participated and was selected to run in the finals in the DARPA grand challenge for autonomous vehicle research (2004 - 2006). He holds a Master of Science in Computer Science from Southern Illinois University.

CORPORATE GOVERNANCE

BOARD INDEPENDENCE

Our Board is currently composed of five directors. Our Board has determined that our directors, J.D. Smith, the Chairman of the Board and Robert A. DeSanti are independent directors under the listing standards of The OTC Stock Market. Robert McDermott is our Chief Executive Officer, Samuel B Fortenbaugh serves as counsel to iCoreConnect and Jeff Stellinga is our Director of Business Development and are not considered to be independent directors. Our independent directors and our governance practices provide independent oversight of management. The independent directors meet in periodic executive sessions, the results of which are discussed by our independent directors with the Chief Executive Officer.

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Our Board believes that the Chairman position fosters clear accountability, effective decision making and alignment of corporate strategies and, taken together with the independent director role, is the appropriate leadership structure for us at this time.

BOARD OVERSIGHT OF RISK

Our Board bears the responsibility for maintaining oversight over our exposure to risk. Our Board, itself and through its committees, meets with various members of management regularly and discusses our material risk exposures, the potential impact on us and the efforts of management it deems appropriate to deal with the risks that are identified. The Audit Committee considers our risk assessment and risk management practices including those relating to regulatory risks, financial liquidity and accounting risk exposure, reserves and our internal controls. The Nominating and Governance Committee considers the risks associated with our corporate governance principles and procedures with the guidance of our counsel. Our Compensation Committee, in connection with the performance of its duties, considers risks associated with our compensation programs.

AUDIT COMMITTEE

Our Audit Committee is composed of two directors, with Robert A. DeSanti identified as independent, as required by the Audit Committee charter, the Exchange Act and the SEC rules. The current members are Robert A. DeSanti (Chair), and Jeff Stellinga. Our Board has determined that Robert A. DeSanti is an “Audit Committee Financial Expert,” as defined by the SEC rules.

Our Audit Committee, among other things is responsible for:

•	Considering the qualifications of and appoints and oversees the activities of our independent registered public accounting firm, i.e., our independent auditor;

•	Reviewing with the independent auditor any audit problems or difficulties encountered in the course of audit work;

•	Pre-approving all audit and non-audit services provided by the independent auditor;

•	Discussing with the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation;

•	Reviewing our financial statements and reports and meets with management and the independent auditor to review, discuss and approve our financial statements ensuring the completeness and clarity of the disclosures in the financial statements;

•	Monitoring compliance with our internal controls, policies, procedures and practices;

•	Reviewing management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent auditor’s report on the effectiveness of internal control over financial reporting;

•	Discussing our policies on risk assessment and risk management, our major financial risk exposures and the steps management has taken to monitor and control such exposures;

•	Reviewing our compliance and ethics programs, including legal and regulatory requirements, and reviews with management our periodic evaluation of the effectiveness of such programs;

•	Reviewing and approving related-party transactions; and

•	Undertaking such other activities as our Board from time to time may delegate to it.

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NOMINATING AND GOVERNANCE COMMITTEE

Our Nominating and Governance Committee is composed of two directors. The current members are JD Smith (Chair) and Jeffrey Stellinga.

The nominating duties and responsibilities of the Committee are as follows:

•	To evaluate the qualifications of candidates for Board membership and, following consultation with the Chief Executive Officer, recommend to the Board nominees for open or newly created director positions;

•	To consider nominees recommended by stockholders as long as such recommendations are received at least 120 days before the stockholders meet to elect directors;

•	To periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board, and submit to the Board on an annual basis a report summarizing its conclusions regarding these matters;

•	To provide an orientation and education program for Directors; and

•	To perform such other duties as the Board may assign to the Committee.

The governance duties and responsibilities of the Committee are as follows:

•	To periodically assess the current structure and operations of the committees of the Board and recommend changes to the Board;

•	To develop and recommend to the Board corporate governance guidelines and to review such guidelines at least annually and recommend to the Board changes as necessary;

•	To develop and recommend to the Board procedures for the evaluation and self-evaluation of the Board and its committees and to oversee the evaluation process;

•	To perform an evaluation of the Committee’s performance at least annually to determine whether it is functioning effectively; and

•	To periodically review the compensation of the Board and recommend changes to the Board.

COMPENSATION COMMITTEE

Our Compensation Committee is composed of two directors. The current members are Jeff Stellinga (Chair), and Robert A. DeSanti. Our Compensation Committee held discussion as a part of the regular Board of Director meetings during 2018.

Our Compensation Committee advises our Board with respect to our compensation practices and administers our 2016 Long-Term Incentive Plan. The principal duties and responsibilities of our Compensation Committee include:

•	Reviewing and approving compensation principles that apply generally to our employees;

•	Establishing and reviewing corporate goals and objectives relevant to the compensation of the Chief Executive Officer and evaluating his performance in light of the established goals and objectives and approving their annual compensation;

•	Reviewing, based primarily on the evaluations and recommendations of the Chief Executive Officer, the performance of the other executive officers and all direct reports of our Chief Executive Officer;

•	Overseeing our compliance with the requirements under trading market regulatory rules with respect to our long-term incentive compensation plan; and

•	Reviewing and discussing compensation programs that may create incentives that can affect our risk and management of that risk.

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Code of Ethics

We have adopted a Code of Ethics, as supplemented by a Code of Conduct, which applies to all of our directors, officers (including our Chief Executive Officer, Chief Accounting and Financial Officer) and employees. The Code of Financial Ethics has been posted to our Internet website at http://www.iCoreConnect.com. The Company intends to satisfy disclosure requirements regarding amendments to, or waivers from, any provisions of its Code of Financial Ethics on its website.

Executive Compensation

Compensation Discussion and Analysis

Our compensation program has been designed to attract, reward and retain capable executives and to provide incentives for the attainment of short-term performance objectives and strategic long-term performance goals. A number of key principles guide management and our Compensation Committee in determining compensation for hiring, motivating, rewarding and retaining executive officers who create both short- and long-term stockholder value for us, including:

•	A significant amount of compensation should be linked to measurable success in business performance;

•	Management’s interests should be aligned with those of the stockholders’;

•	Both short and long-term financial and business objectives should be incentivizing; and

•	Compensation should be set at levels that will be competitive with the compensation offered by the local market, and to the extent possible, companies against whom we compete for executive talent so that we are able to attract and retain talented and experienced executives.

In an effort to balance the need to retain executive talent yet motivate executives to achieve superior performance, we have adopted a compensation philosophy that contains both fixed and variable elements of compensation. Our compensation philosophy is to reward executives with compensation aligned with our short-term and long-term financial goals and the establishment of performance targets that do not promote excessive risk-taking. The elements of our total executive compensation are base salary, cash bonus and stock incentives. The compensation program was designed to create a substantial percentage of variable compensation for executives, subject to increases or decreases based on the attainment of specified achievements and targets.

Our Compensation Committee uses its judgment in allocating compensation between long- and short-term incentives and cash and non-cash components. Although long-term incentives are considered of great significance in aligning performance with stockholder interests, they have traditionally been a smaller component of aggregate compensation. The Compensation Committee has historically awarded long-term incentive compensation, in the form of equity awards, as consideration for Named Executive Officers (NEOs) entering into a new employment agreement.

Our Compensation Committee has the authority to review and approve compensation principles and practices that apply generally to our executives and senior employees. Our Compensation Committee reviews corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates their performance in light of the established goals and objectives and approves their annual compensation. It also reviews the corporate goals and objectives established by our Chief Executive Officer relevant to the compensation of all other executive officers and all direct reports of the Chief Executive Officer. Based primarily on the evaluations and recommendations of our Chief Executive Officer of the performance of such executive officers and direct reports in light of the established goals and objectives, our Compensation Committee approves their annual compensation. It also reviews the evaluation process and compensation structure for the other members of our senior management and provides oversight regarding management’s decisions concerning the performance and compensation of such members of senior management.

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ELEMENTS OF COMPENSATION

Salary

Salary is intended to compensate our executives for performance of core job responsibilities and duties.

The base salaries of Robert McDermott, Dave Fidanza and Muralidar Chakravarthi are also set forth in their employment agreements. The employment agreements were negotiated between Messrs. Fidanza and Chakravarthi with the Chief Executive Officer in consultation with our Compensation Committee. The salaries set forth in their employment agreements were determined by the Chief Executive Officer, in consultation with our Compensation Committee, taking into consideration their roles and responsibilities within the Company, as well as the amount and components of aggregate compensation for comparable positions in our geographical market.

Equity Compensation

Equity compensation is intended to incentivize employees and to promote alignment between our employees and our stockholders. Additionally, stock options and restricted stock are also aimed at retention as the vesting period or the period during which the restrictions lapse generally ranges from one to three years.

Our Compensation Committee granted stock options and/or restricted stock to Robert McDermott, David Fidanza and Muralidar Chakravarthi in connection with their entering into their respective employment agreements. In addition, certain NEO generally receives an equity compensation grant once a year in connection with annual performance reviews based on an assessment of such person’s individual performance, as well as our overall performance and the dilutive effect of the equity awards.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our NEOs.

		Base Salary	Stock Awards (1)	Commissions	Options (2)	All other (3)	Total

Robert McDermott	Fiscal 2018	$237,500	$714,527	$57,525	$37,529	$39,048	$1,086,129
Chief Executive Officer and President	Stub 2017	112,500	291,875	15,897	14,223	19,524	454,019
	Fiscal 2017	225,000	49,137	43,233	57,255	38,070	412,695

David Fidanza	Fiscal 2018	$100,000	$15,000	$6,715	$4,172	$9,000	134,888
Chief Information Officer	Stub 2017	44,167	15,000	2,746		3,000	64,913
	Fiscal 2017	75,000		6,461		6,000	87,461

Murali Chakravarthi	Fiscal 2018	$110,000	$16,667		$3,337		$130,005
Chief Technology Officer	Stub 2017	55,000	16,667				71,667
	Fiscal 2017	110,000					110,000

________

Notes:

1. Represents the aggregate grant date fair value of the Common shares awarded as determined under Financial Accounting Standards Board Accounting Standards Codification Topic No. 718-20, Awards Classified as Equity. For information, regarding the valuation of these awards, including assumptions, refer to Note 4 to the Company’s Financial Statements as a part of this filing.

2. The grant date fair value of the performance award options and restricted common stock included in this column is the awarded employment agreement terms determined as of the grant date.

3. These amounts are for Health Care Insurance reimbursement and automobile allowances as per the terms of the respective employment agreements. Mr. McDermott’s July 1, 2015 employment agreement also included Non-equity incentive bonus compensation of $225,000 per year, that the Company has accrued but not paid and therefore is not included in the table above for the Fiscal 2017 and the Stub 2017 periods.

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EMPLOYMENT AGREEMENTS OF THE NEOs

On July 1, 2018, Robert McDermott entered into an Employment Agreement (the ‘McDermott 2018 Agreement’) with the Company. The McDermott 2018 Agreement is a three year and six month Employment Agreement wherein Mr. McDermott is to receive an annual base salary of $250,000. In addition, Mr. McDermott was awarded an option to acquire 700,000 shares of the Company’s Common Stock. Thirty three percent of the option award (233,333 options) vested on July 1, 2018. The remaining options are to vest at the rate of 233,333 shares and 233,334 shares, respectively, each on the subsequent anniversary dates of the date of the McDermott 2018 Agreement. Further, In the event of termination of employment due to change in control, as defined, Mr. McDermott will continue to receive his base salary for 24 months following the date of termination. In addition, the stock options will become fully vested as of the date of termination. In the event of termination during the initial three year term of the agreement without cause, Mr. McDermott will receive his base salary for the 18 month period after the date of termination. In the event of termination of employment due to death or disability, Mr. McDermott or his estate will continue to receive the base salary Mr. McDermott was receiving for six months following the date of termination and the stock options will become fully vested as of the date of termination.

On October 1, 2018, David Fidanza entered into an Employment Agreement (the ‘Fidanza 2018 Agreement’) with the Company. The Fidanza 2018 Agreement is a three year Employment Agreement wherein Mr. Fidanza is to receive an annual base salary of $115,000. In addition, Mr. Fidanza was awarded an option to acquire 300,000 shares of the Company’s Common Stock. Thirty three percent of the option award (100,000 options) vested on October 1, 2018. The remaining options are to vest at the rate of 100,000 shares each on the subsequent anniversary dates of the date of the Fidanza 2018 Agreement. Further, In the event of termination of employment due to change in control, as defined, Mr. Fidanza will continue to receive his base salary for six months following the date of termination. In addition, the stock options will become fully vested as of the date of termination. In the event of termination during the initial three year term of the agreement without cause, Mr. Fidanza will receive his base salary for the six month period after the date of termination. In the event of termination of employment due to death or disability, Mr. Fidanza or his estate will continue to receive the base salary Mr. Fidanza was receiving for six months following the date of termination and the stock options will become fully vested as of the date of termination.

On November 1, 2018, Murali Chakravarthi entered into an Employment Agreement (the ‘Chakravarthi 2018 Agreement’) with the Company. The Chakravarthi 2018 Agreement is a three year Employment Agreement wherein Mr. Chakravarthi is to receive an annual base salary of $120,000. In addition, Mr. Chakravarthi was awarded an option to acquire 300,000 shares of the Company’s Common Stock. Thirty three percent of the option award (100,000 options) vested on October 1, 2018. The remaining options are to vest at the rate of 100,000 shares each on the subsequent anniversary dates of the date of the Chakravarthi 2018 Agreement. Further, In the event of termination of employment due to change in control, as defined, Mr. Fidanza will continue to receive his base salary for six months following the date of termination. In addition, the stock options will become fully vested as of the date of termination. In the event of termination during the initial three year term of the agreement without cause, Mr. Chakravarthi will receive his base salary for the six month period after the date of termination. In the event of termination of employment due to death or disability, Mr. Chakravarthi or his estate will continue to receive the base salary Mr. Chakravarthi was receiving for six months following the date of termination and the stock options will become fully vested as of the date of termination.

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Proposal No. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

Our Audit Committee appointed the firm of Cherry Bekaert LLP (“Cherry Bekaert”) as the independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2019. Cherry Bekaert has audited our financial statements since 2017.

Audit fees are fees paid to Cherry Bekaert for the annual audit of our financial statements, the quarterly reviews of our financial statements included in our Form 10-Q and fees for the SEC Form 10 and Form 10/A filings. Aggregate fees billed by Cherry Bekaert LLP for professional services rendered for the audit of our 2018 financial statements and review of the financial information included in our Form 10-Q for respective periods totaled $129,100. Aggregate fees billed by Cherry Bekaert LLP for professional services rendered for the audits of our financial statements for the fiscal years ended June 30, 2016 and 2017 and the transition period July 1, 2017 through December 31, 2017, included in the Company’s filings of the Form 10 and Form 10/A registration statements totaled $197,500.

Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related and tax services and other services performed by the independent auditor. The policy provides for pre-approval by our Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, our Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. Our Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services costing up to $10,000 provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting.

If the stockholders do not ratify this appointment, our Audit Committee will reconsider whether to retain Cherry Bekaert, but may ultimately decide to retain them. Any decision to retain Cherry Bekaert or another independent registered public accounting firm will be made by the Audit Committee and will not be resubmitted to stockholders. In addition, even if stockholders ratify the appointment of Cherry Bekaert, the Audit Committee retains the right to appoint a different independent registered public accounting firm for fiscal 2019 if it determines that it would be in the Company’s best interests.

Our Board and Audit Committee unanimously recommend that stockholders vote FOR the ratification of the appointment of Cherry Bekaert.

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AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors (the “Audit Committee”) reviewed and discussed the consolidated financial statements of the Company that are set forth in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018 with our management and with Cherry Bekaert LLP, our independent registered public accounting firm.

Our Audit Committee discussed with Cherry Bekaert LLP the matters required to be discussed by Statement on Auditing Standard No.1301, Communications with Audit Committees, as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements and the adequacy of internal controls.

Our Audit Committee received the written disclosures and the letter from Cherry Bekaert LLP required by Rule 3256 of the Public Company Accounting Oversight Board, Communications Concerning Independence, and discussed with Cherry Bekaert LLP that firm’s independence from the Company.

Based on the review and discussions with our management and with Cherry Bekaert LLP, referred to above, our Audit Committee recommended to our Board that we publish the consolidated financial statements of the Company for the year ended December 31, 2018 in our Annual Report on Form 10-K for the year ended December 31, 2018.

April 22, 2019
The Audit Committee

Robert A. DeSanti – Chair
Jeffrey Stellinga

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CERTAIN RELATIONSHIPS

Effective October 29, 2013, the Company entered into a revolving line of credit agreement in the amount of $250,000 which was increased to $500,000 on March 12, 2014 and $750,000 on September 9, 2014. The line of credit was reduced to $500,000 in May 2016 leaving $2,000 availability as of December 31, 2018. The line of credit is collateralized by of the all assets of the Company and a guarantee by Jerry D Smith, and who owned approximately 21% of the shares of common stock and common stock equivalents of the Company as of December 31, 2018, and is the father of JD Smith, Chairman of the Company’s Board of Directors. The line carries interest at the Wall Street Journal Prime rate + 1.0% with a floor rate of 6.5% (6.5% at December 31, 2018). Interest is payable monthly and all outstanding principal and interest due on July 15, 2019.

Related-Party Transactions

Our policies and procedures regarding transactions with related persons are set forth in writing in our Code of Ethics, as supplemented by our Code of Conduct, which requires that our Audit Committee must review and approve any “related party” transaction, as defined in Item 404(a) of Regulation S-K, before it is consummated. The Audit Committee of our Board is responsible for reviewing such policies and procedures pursuant to its charter, which states that the Audit Committee will “review and approve related-party transactions submitted by management after management’s evaluation of the terms of such transaction.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any of our equity securities. Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations as to transactions consummated by the Company’s executive officers, directors and 10% stockholders during the year, we believe that all Section 16 filing requirements applicable to our executive officers, directors and 10% stockholders were complied with during 2018, except for options issued to executives as a part of new employment agreements.

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Proposal No. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF

THE COMPANY’S AMENDED AND RESTATED 2016 LONG-TERM INCENTIVE PLAN

Subject to stockholder approval, our Board of Directors has approved an amendment and restatement of the Company’s Amended and Restated 2016 Long-Term Incentive Plan (the “Plan”). The principal changes included in the amended and restated Plan are:

•	An increase in the number of shares of our common stock for which awards may be granted under the amended and restated Plan by 2,500,000 so that the aggregate number of shares issuable under the amended and restated Plan since the Plan’s inception is equal to 5,000,000; and

•	Certain additional revisions to the Plan, which are discussed below.

The proposed amended and restated Plan is set forth as Appendix A to this Proxy Statement. The discussion of the amended and restated Plan that follows is intended to provide only a summary of the principal features of the Plan and is in all respects qualified by, and subject to, the actual terms and provisions of the attached amended and restated Plan.

If our stockholders approve the amended and restated Plan, awards granted effective on or after August 28, 2019 will be governed by the terms of the amended and restated Plan. Awards previously granted under the Plan will continue to be governed by the applicable terms of the Plan and award agreements, and the Compensation Committee will administer such awards in accordance with the Plan, without giving effect to the amendments made pursuant to the amended and restated Plan. If our stockholders do not approve the amended and restated Plan, the changes described below and the increase in shares available for issuance under the amended and restated Plan will not be given effect, and the Plan will remain in effect according to its terms.

INCREASE OF SHARES AVAILABLE FOR AWARD

As of December 31, 2018, the number of shares available for which awards may be granted under the Plan was 72,000 shares. Subsequent to December 31, 2018, and prior to April 22, 2019, shares of restricted common stock in respect of 33,334 shares in the aggregate were forfeited.

As of April 22, 2019, 105,334 shares were available for awards granted under the Plan.

Our Board of Directors believes that this amount is not sufficient for future grants in light of our compensation structure and strategy. If this Proposal 3 is approved by our stockholders at the Annual Meeting, the maximum aggregate number of shares for which awards may be granted under the amended and restated Plan (since inception of the Plan) will not exceed 5,000,000, subject to certain adjustments as provided in the amended and restated Plan. As further described below, awards made under the Plan and awards which are made under the amended and restated Plan, which are forfeited, terminated, surrendered, cancelled or have expired, will be disregarded for purposes of this limit.

When deciding on the number of shares to be available for awards under the amended and restated Plan, our Compensation Committee considered a number of factors, including the Company’s compensation structure and strategy, the number of shares currently available under the Plan, our past share usage, the number of shares needed for future grants, and input from our stockholders.

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GOVERNANCE ASPECTS OF THE AMENDED AND RESTATED PLAN

The amended and restated Plan includes several provisions that promote good governance. These features include the following:

•	Options and shares of restricted common stock may not be granted with exercise prices lower than the market value of the underlying stock at the time of grant.

•	The Compensation Committee is not permitted to reprice options and SARs (defined below) without stockholder approval.

•	There is no “evergreen” feature, rather, stockholder approval is required to increase the number of shares available for grant under the plan.

•	Shares are not recycled.

•	Tax gross-ups are not provided.

•	There is a limit on the maximum number of shares that may be subject to awards granted under the amended and restated Plan during any calendar year to any non-employee director equal to 150,000 shares (subject to adjustment), and a limit on the maximum number of shares that may be subject to awards granted under the amended and restated Plan during any calendar year to any other participant equal to 500,000 shares (subject to adjustment). In the case of awards that may be settled in cash, the maximum amount that may be paid to any participant during any calendar year is the greater of the fair market value of 500,000 shares (subject to adjustment) on the date of grant or the date of settlement of the award.

•	There is a one-year minimum vesting period for all awards granted under the amended and restated Plan, so that at the time of grant, the terms of awards granted under the Plan must provide for a vesting period of not less than one year, except in the event of a participant’s death or disability, or in the event of a change in control. Awards covering up to 5% of the shares subject to the share reserve under the amended and restated Plan as of the effective date of the amended and restated Plan may be granted without regard to this minimum vesting requirement.

•	Dividends on restricted stock awards and dividend equivalents granted with respect to deferred stock and other awards may vest and be paid only if and to the extent that the related restricted stock awards, deferred stock or other awards vest and become payable.

•	The grant of dividend equivalents in connection with stock options and SARs is expressly prohibited.

•	The term of stock options granted under the amended and restated Plan is expressly limited to ten years from the date of grant.

In addition, the changes to the amended and restated Plan will, subject to stockholder approval of the amended and restated Plan:

•	Explicitly limit the transfer of awards to certain parties and trusts related to the participant.

•	Require that in order for a change of control to occur in connection with a complete liquidation of the Company, such liquidation must be fully consummated.

•	Reflect changes to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) made by the Tax Cuts and Jobs Act enacted in December 2017. Specifically, the Tax Cuts and Jobs Act generally eliminated the performance-based compensation exception under Section 162(m) of the Code. The amended and restated Plan continues to provide for the grant of performance-based awards and continues to include per participant limits on the number of shares that may be subject to awards granted annually. However, the amended and restated Plan does not include certain procedural requirements that were necessary for performance based awards to satisfy the performance-based compensation exception under Section 162(m) of the Code.

•	Make other administrative changes.

PURPOSE OF THE AMENDED AND RESTATED PLAN

The purpose of the amended and restated Plan is to provide a means to attract, retain, motivate and reward selected directors, officers, employees, consultants and certain service providers of the Company and its affiliates and to increase their ownership interests in the Company. Such directors, officers and employees as well as persons who provide consulting or other services to the Company or its affiliates deemed by the Compensation Committee to be of substantial value to the Company or its affiliates are eligible to be granted awards under the amended and restated Plan. Persons who have been offered employment by or have agreed to become a director of the Company or its affiliates, and persons employed by any entity that the Compensation Committee reasonably expects to become a subsidiary of the Company are also eligible to be granted awards under the amended and restated Plan. As of the date of this Proxy Statement, three non-employee directors, three officers, approximately twenty employees and no consultants are eligible to participate in the Plan.

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LIMITS UNDER THE AMENDED AND RESTATED PLAN

As noted above, subject to stockholder approval, the amended and restated Plan will limit the aggregate number of shares of stock for which awards may be granted under the amended and restated Plan (including awards granted under the Plan since its inception) to 5,000,000, subject to certain adjustments as provided in the amended and restated Plan.

Awards granted under the Plan and awards granted under the amended and restated Plan, which are forfeited, terminated, surrendered, cancelled or have expired, will be disregarded for purposes of this limit. Shares of stock will not again be available for award if such shares are surrendered or withheld as payment either of the exercise price of an option or of withholding taxes in respect of the exercise, settlement or payment of, or the lapse of restrictions with respect to, any award. Shares purchased in the open market with proceeds from option exercises shall not be available for award. Awards settled solely in cash shall not reduce the number of shares of stock available for issuance under the amended and restated Plan.

During any calendar year, no participant may be granted awards that may be settled by delivery of more than 500,000 shares of stock, subject to certain adjustments as provided in the amended and restated Plan. With respect to awards that may be settled in cash (in whole or in part), no participant may be paid during any calendar year cash amounts relating to such awards that exceed the greater of the fair market value of 500,000 shares (subject to certain adjustments as provided in the amended and restated Plan) at the date of grant or the date of settlement of the award. In addition, during any calendar year, no participant who is a non-employee director may be granted awards that may be settled by delivery of more than 150,000 shares of stock in the aggregate, subject to certain adjustments as provided in the amended and restated Plan.

ADMINISTRATION OF THE PLAN; AMENDMENT AND TERMINATION

Unless otherwise determined by our Board of Directors, our Compensation Committee administers the amended and restated Plan and has the authority to:

•	Select persons to whom awards may be granted;

•	Determine the type or types of awards to be granted to each such person;

•	Determine the terms and conditions of awards (including, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an award, and performance conditions relating to an award);

•	Accelerate vesting of any award in connection with a participant’s death, retirement, disability or involuntary termination of employment or service, in the event of a change in control or a corporate transaction or event, or in other circumstances as the Compensation Committee deems appropriate;

•	Determine whether, to what extent and under what circumstances an award may be settled, or the exercise price of an award may be paid in cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered;

•	Determine whether, to what extent and under what circumstances cash, stock, other awards or other property payable with respect to an award will be deferred either automatically, at the election of the Compensation Committee or at the election of the participant, consistent with Section 409A of the Code;

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•	Determine the restrictions, if any, to which stock received upon exercise or settlement of award shall be subject and condition the delivery of such stock upon the execution by the participant of any agreement providing for such restrictions;

•	Prescribe the form of each award agreement;

•	Adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Compensation Committee may deem advisable to administer the amended and restated Plan;

•	Correct any defect or supply any omission or reconcile any inconsistency in the amended and restated Plan and to interpret the amended and restated Plan and any award, rules and regulations, award agreement or other instrument thereunder; and

•	Make all other decisions as may be required under the terms of the amended and restated Plan or as the Compensation Committee may deem necessary or advisable for the administration of the amended and restated Plan.

Any action of the Compensation Committee with respect to the amended and restated Plan is final, conclusive and binding on all persons. Our Board will perform the functions of the Compensation Committee for purposes of granting awards to directors who serve on the Compensation Committee.

Unless the Board determines otherwise, the committee administering the amended and restated Plan shall be comprised of solely not less than two members who each qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) of the Exchange Act and (ii) an “independent director,” as determined in accordance with the independence standards established by the OTC.

The amended and restated Plan may be amended, altered, suspended, discontinued, or terminated by our Board without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our common stock is then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although our Board may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable. No such action by our Board may materially impair the rights of a participant under any outstanding award.

The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any award previously granted. However, subject to the adjustment provisions of the amended and restated Plan, no such action may materially impair a participant’s rights without the participant’s consent.

TYPES OF AWARDS

Awards under the amended and restated Plan may take the form of:

•	Options to purchase shares of common stock, including incentive stock options (“ISOs”), non-qualified stock options or both;

•	Restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions;

•	Deferred stock, representing the right to receive shares of stock in the future;

•	Bonus stock and awards in lieu of cash compensation;

•	Dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock; or

•	Other awards not otherwise provided for, denominated or payable in, or based upon or related to the common stock and factors which may influence the value of common stock.

Awards granted under the amended and restated Plan are generally not assignable or transferable except by the laws of descent and distribution; however, the Plan provides that awards and rights (other than ISOs in tandem therewith) may be transferred during a participant’s lifetime to the participant’s spouse, children or grandchildren (including adopted and step children or grandchildren), parents, grandparents, and siblings, as permitted by the Compensation Committee. In addition, the same awards and rights may also be transferred to a trust for the benefit of the participant or a family member listed in the previous sentence; to a partnership, limited liability company, or corporation that is wholly owned by one or more of the family members listed in the previous sentence; or to a charitable organization. Such transfers, if any, are conditioned on the requirement that the permitted assignee be bound by and subject to the terms of the Plan and any applicable award agreement, and that the participant remain bound by the terms and conditions of the Plan.

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Options

The Compensation Committee is authorized to grant options to purchase stock. The Compensation Committee will determine the exercise price per share of stock purchasable under an option, the time and method of exercise, and the period during which options shall be exercisable following the termination of the participant’s employment or service relationship with the Company. The exercise price may not be less than 100% of the fair market value of such stock on the grant date of the option, and the term of options may not be more than ten years from the date of grant. The Compensation Committee determines the method by which the exercise price may be paid and the form of such payment, which may include cash, stock, other awards, or other property, to the extent permitted by the terms of the amended and restated Plan. The Compensation Committee may grant options that would afford the participant with favorable treatment under the applicable tax laws, including, but not limited to ISOs. ISOs may only be granted to employees of the Company or parent or subsidiary corporation of the Company (as defined by Section 422 of the Code).

Restricted Stock

The Compensation Committee is authorized to grant restricted stock. Restricted stock shall be subject to restrictions on transferability and any other restrictions that the Compensation Committee may impose. Except as restricted by the amended and restated Plan or any award agreement related to the restricted stock, a participant granted restricted stock shall have all the rights of a stockholder.

Except as otherwise determined by the Compensation Committee, restricted stock shall be forfeited and reacquired by us upon termination of employment or service during the applicable restriction period; provided, however, that the Compensation Committee may provide by rule or regulation, in an award agreement or determine in any individual case, that restrictions or forfeiture conditions related to restricted stock will be waived in whole or in part in the event of termination resulting from specific causes. Dividends paid on restricted stock shall be either paid in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional restricted stock, other awards or other investment vehicles. However, dividends with respect to restricted stock shall vest and be paid only if and to the extent the underlying shares of restricted stock vest and are paid.

Deferred Stock

The Compensation Committee is authorized to grant units representing the right to receive stock at a future date. Such deferred stock shall be subject to restrictions that the Compensation Committee may impose. Except as otherwise determined by the Compensation Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply, all deferred stock that is at the time subject to such forfeiture conditions shall be forfeited; provided, however, that the Compensation Committee may provide by rule or regulation or in an award agreement or determine in any individual case, that restrictions or forfeiture conditions related to deferred stock will be waived in whole or in part in the event of termination resulting from specific causes.

Bonus Stock and Awards in Lieu of Cash Obligations

The Compensation Committee is authorized to grant stock as a bonus, or to grant stock or other awards in lieu of our obligations to pay cash under other plans or compensatory arrangements.

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Dividend Equivalents

The Compensation Committee is authorized to grant awards entitling the participant to receive cash, stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of stock (“Dividend Equivalents”). Dividend Equivalents may be awarded on a free standing basis or in connection with another award; provided that, Dividend Equivalents may not accrue or be paid with respect to shares subject to stock options. The Compensation Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional stock, awards or other investment vehicles, and subject to any restrictions on transferability and risks of forfeiture, as the Compensation Committee may specify. However, Dividend Equivalents granted in connection with award shall vest and be paid only if and to the extent that the underlying shares subject to the award vest and are paid.

Other Stock-Based Awards

Subject to applicable law and the terms of the amended and restated Plan, the Compensation Committee is authorized to grant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, stock and factors that may influence the value of the stock, as deemed by the Compensation Committee to be consistent with the purposes of the amended and restated Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into stock, purchase rights for stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee and awards valued by reference to the book value of stock or the value of securities of or the performance of specified subsidiaries of the Company. The Compensation Committee shall determine the terms and conditions of such awards. Cash awards, as an element of, or supplement to any other award under the amended and restated Plan may be granted.

Performance-Based Awards

The Compensation Committee may, in its discretion, determine that an award granted to an employee will be contingent upon achievement of pre-established performance objectives in accordance with certain provisions of the amended and restated Plan (“Performance Awards”). The performance objectives for Performance Awards will consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Compensation Committee. The Compensation Committee may determine that Performance Awards will be granted, exercised, and/or settled upon achievement of any one performance objective or that two or more of the performance objectives must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Business criteria used by the Compensation Committee in establishing performance objectives for Performance Awards will be selected from among the following criteria, or any such other criteria determined by the Compensation Committee in its sole discretion, which in either case may be applied to the Company, on a consolidated basis, and/or for specified subsidiaries, divisions, or other business units of the Company (where the criteria are applicable):

•	Return on capital;

•	Earnings or earnings per share (which earnings may include equity in earnings of investees, and may be determined without regard to interest, taxes, depreciation, and/or amortization);

•	Cash flow provided by operations;

•	Increase in stock price;

•	Changes in annual revenues;

•	Net sales;

•	Total shareholder return;

•	Inventory control measures;

•	Internet sales, including as it relates to total or net sales; and/or

•	Strategic business criteria, consisting of one or more objectives based on meeting specified revenue; market penetration; geographic business expansion goals; cost

•	targets; and goals relating to acquisitions or divestitures.

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The levels of performance required with respect to business criteria may be expressed in absolute or relative levels. Performance objectives may differ for Performance Awards granted to different participants. The Compensation Committee will specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any Performance Award. Achievement of performance objectives will be measured over a performance period specified by the Compensation Committee.

The Compensation Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with a Performance Award, but may not increase such amount, and the Compensation Committee may consider other performance criteria in exercising such discretion. The Compensation Committee will specify the circumstances in which Performance Awards will be paid or forfeited in the event of termination of employment by the participant prior to the end of a performance period or settlement of Performance Awards.

To the extent applicable, unless the Compensation Committee decides otherwise, the determination of achievement of performance objectives for Performance Awards will be made in accordance with U.S. generally accepted accounting principles (“GAAP”) and a manner consistent with the methods used in the Company’s audited financial statements. Unless the Compensation Committee decides otherwise, the determination of achievement of performance objectives for Performance Awards shall be made without regard to (i) changes in accounting methods, (ii) non-recurring acquisition expenses and restructuring charges; or (iii) other costs or charges associated with re-financings, write-downs, impairments, closures, consolidations, divestitures, strategic initiatives, and items associated with acquisitions, including but not limited to, earn-outs and bargain purchase gains. In setting the performance objectives, the Compensation Committee may provide for adjustments in respect of unusual or infrequently occurring items determined in accordance with applicable accounting standards, adjustments for equity compensation expenses, and such other adjustments as it deems appropriate. In calculating earnings or earnings per share, the Compensation Committee may provide that such calculation shall be made on the same basis as reflected in a release of the Company’s earnings for a previously completed period as specified by the Compensation Committee.

Minimum Vesting

At the time of grant, the terms of awards granted under the amended and restated Plan will provide that the awards will not vest prior to the one-year anniversary of the date of grant, except as may be provided in the event of a participant’s death or disability, or in the event of a change in control. However, awards covering up to 5% of the shares subject to the share reserve under the amended and restated Plan as of the effective date of the amended and restated Plan may be granted without regard to this minimum vesting requirement.

Change in Control

The amended and restated Plan includes a double trigger change in control provision. Notwithstanding anything in the amended and restated Plan to the contrary, the following provisions will apply on a change in control.

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An award shall not vest upon the occurrence of a change in control and shall continue to the extent qualifying as a Replacement Award. A “Replacement Award” includes an outstanding award that continues upon and after the occurrence of a change in control and an award provided to a participant in replacement of an outstanding award in connection with a change in control satisfying the following conditions:

•	It has a value at least equal to that of the replaced award;

•	It relates to publicly traded equity securities of the Company or its successor in the change in control or another entity affiliated with the Company or its successor following the change in control;

•	Its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award; and

•	Upon an involuntary termination of employment or separation from service of a participant by the Company other than for cause (as defined in the amended and restated Plan), or a voluntary termination of employment or service by the participant for good reason (as defined in the amended and restated Plan to the extent applicable), occurring on or during the 24 months after the change in control, the Replacement Award, to the extent not vested and unrestricted as of such termination of employment or separation from service, shall become fully vested and (if applicable) exercisable and free of restrictions.

If a Replacement Award is not provided to a participant upon the occurrence of a change in control, or, except as otherwise determined by the Compensation Committee, if a change in control occurs following an involuntary termination of employment or separation from service of a participant by the Company other than for cause (and not due to disability), or a voluntary termination of employment or separation from service for good reason by the participant, occurring (i) at the request of a third party taking steps reasonably calculated to effect such change in control or (ii) otherwise in contemplation of and within 180 days before such change in control, then:

•	Any and all options granted under the amended and restated Plan shall become immediately exercisable;

•	Any restrictions imposed on restricted stock shall lapse and the restricted stock shall become freely transferable, and all other awards shall become fully vested; and

•	Except as otherwise provided in an award agreement, the payout opportunities attainable at target or, if greater, in the amount determined by the Compensation Committee to have been earned thereunder based on performance through the date of the change in control, under all outstanding awards of performance-based stock, cash awards and other awards shall be deemed to have been earned for the entire performance period(s) as of the effective date of the change in control. The vesting of all such earned awards shall be accelerated as of the effective date of the change in control, and in full settlement of such awards, there shall be paid out in cash, or in the discretion of the Compensation Committee, shares of stock with a fair market value equal to the amount of such cash.

For purposes of the amended and restated Plan, “Change in Control” shall mean:

•	Any person becoming the beneficial owner of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

•	Individuals who serve on the Board immediately prior to the event, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds of the directors who either serve on the Board immediately prior to the event, or whose election or nomination for election was previously so approved, ceasing for any reason to constitute a majority of the Board;

•	Consummation of a merger or consolidation of the Company or any subsidiary into any other corporation, other than a merger or consolidation that results in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company; or

•	The stockholders of the Company approving a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets and such liquidation, sale or disposition is consummated.

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Adjustments Due to Changes in the Company’s Capital Structure

If there is a recapitalization, reclassification, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase or exchange of stock or other securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or any other extraordinary or unusual event affecting the Company’s outstanding common stock as a class, then the Compensation Committee shall equitably adjust any or all of (i) the number and kind of shares of common stock reserved and available for awards under the amended and restated Plan, including shares reserved for ISOs and the number of shares which may be issued without regard to the minimum vesting requirements, (ii) the number and kind of shares of outstanding restricted stock or other outstanding awards in connection with which the shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding awards, (iv) the maximum number and kind of shares of stock for which any individual may receive awards in any year, and (v) the exercise price, grant price or purchase price relating to any award (or, if deemed appropriate, the Compensation Committee may make provision for a cash payment with respect to any outstanding award), to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding awards. However, any fractional shares resulting from such adjustment shall be eliminated. The Compensation Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (including, without limitation, cancellation of unexercised or outstanding awards (to the extent permitted by the repricing provisions of the amended and restated Plan described below), or substitution of awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, any parent or any subsidiary or the financial statements of the Company, any parent or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Company Policies

All awards made under the amended and restated Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

Federal Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the amended and restated Plan. This discussion is intended for the information of stockholders considering how to vote and not as tax guidance to individuals who participate in the amended and restated Plan.

The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or for us at the time of grant. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock (or cash, as applicable) received. In each such case, we will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant’s disposition of shares acquired upon the exercise of an option, or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to us in connection with a disposition of shares acquired upon exercise of an option or other award, except that we will generally be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

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With respect to awards granted under the amended and restated Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture (including payment in respect of deferred stock), the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. We will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he will not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

The Company’s deductibility of awards granted under the amended and restated Plan will be limited by Section 162(m) of the Code, which generally disallows a public company’s tax deduction for compensation to its NEOs in excess of $1 million per year. Information with respect to securities authorized for issuance under the Company’s equity compensation plan in effect as of December 31, 2018 can be found in Part III, Item 4. of the Company’s Financial Statement Footnotes for the year ended December 31, 2018 on Form 10-K, filed with the SEC on April 1, 2019.

New Plan Benefits under the Amended and Restated Plan

Future benefits under the amended and restated Plan generally will be granted at the discretion of the Committee and are therefore not currently determinable.

Our Board of Directors unanimously recommends that stockholders vote FOR approval of the amendment and restatement of the Amended and Restated 2016 Long-Term Incentive Plan.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act

To be considered for inclusion in next year’s Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act, and acted upon at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), stockholder proposals must be submitted in writing to the attention of our Secretary at our principal office, no later than May 31, 2020. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also need to comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from the Company’s proxy materials for the 2020 Annual Meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.

Director Nominations and Stockholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act

Our Amended and Restated Bylaws also establish advance notice procedures with regard to stockholder proposals or director nominations that are not submitted for inclusion in the Proxy Statement. With respect to such stockholder proposals or director nominations, a stockholder’s advance notice must be made in writing, must meet the requirements set forth in our Amended and Restated Bylaws and must be delivered to, or mailed by first class United States mail, postage prepaid, and received by, our Corporate Secretary at our principal office no earlier than April 30, 2020 and no later than the close of business on May 31, 2020. However, in the event the 2020 Annual Meeting is scheduled to be held on a date before July 30, 2020, or after September 27, 2020, then such advance notice must be received by us not later than the close of business on the later of (1) the ninetieth (90th) calendar day prior to the 2020 Annual Meeting and (2) the 10th calendar day following the day on which we first make public disclosure of the date of the 2020 Annual Meeting (or if that day is not a business day for the Company, on the next succeeding business day).

General Requirements

Each proposal submitted must be a proper subject for stockholder action at the meeting, and all proposals and nominations must be submitted to: Corporate Secretary, iCoreConnect, Inc., 13506 Summerport Village Parkway, # 160, Windermere, Florida 34786. The stockholder proponent must appear in person to present the proposal or nomination at the meeting or send a qualified representative to present such proposal or nomination. If a stockholder gives notice after the applicable deadlines or otherwise does not satisfy the relevant requirements of Rule 14a-8 of the Exchange Act or our Bylaws, the stockholder will not be permitted to present the proposal or nomination for a vote at the meeting.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act

If a stockholder who wishes to present a proposal before the 2020 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals and proposed director nominations, the proxies that our Board solicits for the 2020 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the Securities and Exchange Commission’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

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HOUSEHOLDING OF MATERIALS

We, in addition to some banks, brokers, and other nominee record holders participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report is sent to multiple stockholders in the same household unless we or such bank, broker or other nominee holder have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of either document to any stockholder upon request by writing the Company at the following address: iCoreConnect, Inc., 13506 Summerport Village Parkway, # 160, Windermere, Florida 34786, Attention: Ms. Alyse Fidnaza, Secretary; or by calling us at the following phone number: (888) 810-7706. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact us at the above address and phone number.

OTHER MATTERS

Our management does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on such other matters in accordance with the judgment of the persons voting such proxies, subject to compliance with Rule 14a-4(c) of the Exchange Act. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Our financial statements are included in our Annual Report for the fiscal year ended December 31, 2018.

Upon the written request of any person who on the record date was a record owner of our common stock, or who represents in good faith that he or she was on such date a beneficial owner of our common stock, we will send to such person, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including financial statements and schedules, as filed with the SEC. Requests for this report should be directed to iCoreConnect, Inc., 13506 Summerport Village Parkway, # 160, Windermere, Florida 34786. Attention: Ms. Alyse Fidnaza, Secretary.

By Order of our Board of Directors,

/s/ Alyse Fidanza

Alyse Fidanza

Secretary

Dated: April 22, 2019

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Appendix A

AMENDED AND RESTATED 2016 LONG-TERM INCENTIVE PLAN

(Amended and Restated as of August 28, 2019)

1.	Purpose. The purpose of this amended and restated 2016 Long-Term Incentive Plan (the “Plan”) of iCoreConnect, Inc., a Nevada corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders. This amended and restated Plan will be effective as of August 28, 2019, subject to approval by the Company’s stockholders (the “2019 Amendment Effective Date”). Changes made pursuant to this amendment and restatement shall apply to Awards (as defined below) granted on or after the 2019 Amendment Effective Date. Awards granted prior to the 2019 Amendment Effective Date shall continue to be governed by the applicable Award Agreements and the terms of the Plan without giving effect to changes made pursuant to this 2019 Plan restatement, and the Committee shall administer such Awards in accordance with the Plan without giving effect to changes made pursuant to this 2019 Plan restatement.

2.	Definitions. The definitions of awards under the Plan, including Options, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are as set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.” For purposes of the Plan, the following additional terms shall be defined as set forth below:

a)	“Award Agreement” means any written agreement, contract, notice or other instrument or document evidencing an Award.

b)	“Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

c)	“Board” means the Board of Directors of the Company.

d)	“Cause” shall have the meaning set forth in the applicable Award Agreement; provided that, if such Award Agreement does not include a definition of Cause, then (i) if there is an employment agreement or severance plan or agreement applicable to the Participant, Cause shall have the same definition as set forth in such plan or agreement; or (ii) if Cause is not defined in such plan or agreement or there is no such plan or agreement applicable to the Participant, then Cause shall mean: (i) Participant is convicted of a felony; (ii) Participant commits an act of fraud, willful misconduct or dishonesty in connection with Participant’s employment or which results in material harm to the Company; or (iii) Participant commits a material violation of any law, rule, or regulation of any governmental authority.

e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

f)	“Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee. Unless the Board determines otherwise, the Committee shall be comprised of solely not less than two members who each qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and (ii) an “independent director,” as determined in accordance with the independence standards established by the stock exchange on which the Stock is at the time primarily traded.

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g)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

h)	“Fair Market Value” means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price at the end of regular trading or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

i)	“Good Reason” shall have the meaning set forth in the applicable Award Agreement; provided that, if such Award Agreement does not include a definition of Good Reason, then (i) if there is an employment agreement applicable to the Participant, Good Reason shall have the meaning set forth in such agreement; or (ii) if Good Reason is not defined in such agreement or there is no such agreement applicable to the Participant, then Good Reason shall not apply to the Participant.

j)	“ISO” means any Option that is designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

k)	“Parent” means any “person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

l)	“Participant” means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

m)	“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

n)	“Stock” means the Company’s common stock, and such other securities as may be substituted for Stock pursuant to Section 4.

o)	“Subsidiary” means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries.

3.	Administration.

a)	Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

i.	to select persons to whom Awards may be granted;

ii.	to determine the type or types of Awards to be granted to each such person;

iii.	to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition (including, but not limited to, restrictive covenant obligations (such as confidentiality, non-competition and non-solicitation covenants), and clawback or recoupment provisions), any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an Award (subject to the limitations of Section 7(f)), performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(e)) and waivers and modifications thereof (subject to the limitations of Section 7(f)), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

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iv.	to accelerate vesting of any Award in connection with a Participant’s death, retirement, disability or involuntary termination of employment or service, in the event of a Change in Control or a corporate transaction or event described in Section 4(c), or in other circumstances as the Committee deems appropriate;

v.	to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

vi.	to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant, consistent with Section 409A of the Code;

vii.	to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions) and condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

viii.	to prescribe the form of each Award Agreement, which need not be identical for each Participant;

ix.	to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

x.	to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

xi.	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, (i) the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee and (ii) the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

b)	Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 9(f)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

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c)	Limitation of Liability; Indemnification. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, its Parent or Subsidiaries, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4.	Stock Subject to Plan.

a)	Amount of Stock Reserved. Subject to Section 4(c), the aggregate number of shares of Stock for which Awards may be granted under this Plan (since its inception) shall not exceed 5,000,000. Awards made under this Plan which are forfeited (including a repurchase or cancellation of shares of Stock subject thereto by the Company in exchange for the price, if any, paid to the Company for such shares, or for their par value or other nominal value), terminated, surrendered, cancelled or have expired, shall be disregarded for purposes of the preceding sentence and shall not be considered as having been theretofore made subject to an Award. Shares of Stock shall not again be available for award if such shares are surrendered or withheld as payment either of the exercise price of an Option or of withholding taxes in respect of the exercise, settlement or payment of, or the lapse of restrictions with respect to, any Award. Shares purchased in the open market with proceeds from option exercises shall not be added to the pool of available shares. Awards settled solely in cash shall not reduce the number of shares of Stock available for issuance under the Plan. Any shares of Stock subject to an Option (or part thereof) that is cancelled upon exercise of a tandem Stock Appreciation Right when settled wholly or partially in shares shall to the extent of such settlement in shares be treated as if the Option itself had been exercised and such shares shall no longer be available for award. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant’s behalf.

b)	Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 500,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. The preceding sentences set forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation. In addition to the foregoing limitations, the maximum number of shares of Stock that may be subject to Awards granted under the Plan during any calendar year to a Participant who is a non-employee director shall not exceed 150,000 shares of Stock in the aggregate, subject to adjustment as provided in Section 4(c).

c)	Adjustments. In the event of any recapitalization, reclassification, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or any other extraordinary or unusual event affecting the outstanding Stock as a class, then the Committee shall equitably adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a) and 4(b), including shares reserved for ISOs and the number of shares which may be issued without regard to the vesting requirements set forth in Section 7(f), (ii) the number and kind of shares of outstanding Restricted Stock or shares subject to other outstanding Awards in connection with which the shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, (iv) the maximum number and kind of shares of Stock for which any individual may receive Awards in any year, and (v) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards (to the extent permitted by Section 9(f)(ii)), or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, its Parent or any Subsidiary or the financial statements of the Company, its Parent or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

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5.	Eligibility. Directors, officers and employees of the Company or its Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by the Committee to be of substantial value to the Company or its Parent and Subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by, or agreed to become a director of, the Company, its Parent or any Subsidiary, and persons employed by an entity that the Committee reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

6.	Specific Terms of Awards.

a)	General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

b)	Options. The Committee is authorized to grant options to purchase Stock on the following terms and conditions (“Options”):

i.	Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, such exercise price may not be less than one hundred percent (100%) of the Fair Market Value of such Stock on the date of grant of such Option.

ii.	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part (subject to the limitations of Section 7(f)), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

iii.	Termination of Employment or Service. The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant’s termination of his employment or service relationship with the Company, its Parent or any Subsidiary. For this purpose, unless otherwise determined by the Committee, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment or service by any Participant employed or retained by such Subsidiary. Unless otherwise determined by the Committee, (x) during any period that an Option is exercisable following termination of employment or service, it shall be exercisable only to the extent it was exercisable upon such termination of employment or service, and (y) if such termination of employment or service is for Cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

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iv.	Options Providing Favorable Tax Treatment. The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company’s or any other corporation’s taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option. ISOs may only be granted to individuals who are employees of the Company or any parent or subsidiary corporation of the Company (as defined by Section 422 of the Code).

c)	Restricted Stock. The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions (“Restricted Stock”):

i.	Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine (subject to the limitations of Section 7(f)). Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

ii.	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

iii.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock and the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

i.	Dividends. Dividends paid on Restricted Stock shall be either paid in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect consistent with Section 409A of the Code; provided that, dividends with respect to Restricted Stock shall vest and be paid only if and to the extent the underlying shares of Restricted Stock vest and are paid. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

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d)	Deferred Stock. The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions (“Deferred Stock”):

i.	Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant, consistent with Section 409A of the Code). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine (subject to the limitations set of Section 7(f)).

ii.	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

e)	Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements (subject to the limitations of Section 7(f)).

f)	Dividend Equivalents. The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents may be awarded on a freestanding basis or in connection with another Award; provided that, in no event shall dividend rights or Dividend Equivalents accrue or be paid with respect to shares of Stock subject to Options. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify; provided that, Dividend Equivalents granted in connection with an Award shall vest and be paid only if and to the extent the underlying shares subject to the Award vest and are paid.

g)	Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries (“Other Stock-Based Awards”). The Committee shall determine the terms and conditions of such Awards (subject to the limitations of Section 7(f)). Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

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7.	Certain Provisions Applicable to Awards.

a.	Stand-Alone, Additional, Tandem, and Substitute Awards. Subject to Section 9(f)(ii), Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, its Parent or Subsidiaries or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company its Parent or Subsidiaries. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

b.	Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or an SAR exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

c.	Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

d.	Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. For the avoidance of doubt, no such loans shall be made to a Participant who is an executive officer of the Company or a member of the Board.

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e.	Performance-Based Awards. The Committee may, in its discretion, determine that an Award granted to an employee shall be contingent upon the achievement of pre-established performance objectives and other terms set forth in this Section 7(e) (“Performance Award”).

i.	Performance Objectives. The performance objectives for an Award subject to this Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 7(e). The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance objective or that two or more of the performance objectives must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected from among the following criteria, or any such other criteria determined by the Committee in its sole discretion, which in either case may be applied to the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions, or other business units of the Company (where the criteria are applicable):

1.	Return on capital;

2.	Earnings or earnings per share (which earnings may include equity in earnings of investees, and may be determined without regard to interest, taxes, depreciation, and/or amortization);

3.	Cash flow provided by operations;

4.	Increase in stock price;

5.	Changes in annual revenues;

6.	Net sales;

7.	Total shareholder return;

8.	Inventory control measures;

9.	Internet sales, including as it relates to total or net sales; and/or

10.	Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award.

ii.	Performance Period; Timing for Establishing Performance Award Terms. Achievement of performance objectives in respect of such Performance Awards shall be measured over a performance period as specified by the Committee. Performance objectives, amounts payable upon achievement of such objectives, and other material terms of Performance Awards shall be established by the Committee no more than 90 days after commencement of the period of service to which the performance goal relates, or during such other period determined by the Committee.

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iii.	Negative Discretion; Other Terms. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

iv.	Certain Adjustments. To the extent applicable, unless the Committee decides otherwise, the determination of achievement of performance objectives for Performance Awards shall be made in accordance with U.S. generally accepted accounting principles (“GAAP”) and a manner consistent with the methods used in the Company’s audited financial statements. Unless the Committee decides otherwise, the determination of achievement of performance objectives for Performance Awards shall be made without regard to (A) changes in accounting methods, (B) non-recurring acquisition expenses and restructuring charges; or (C) other costs or charges associated with re-financings, write-downs, impairments, closures, consolidations, divestitures, strategic initiatives, and items associated with acquisitions, including but not limited to, earn-outs and bargain purchase gains. In setting the performance objectives for Performance Awards within the period described in Section 7(e)(ii), the Committee may provide for adjustments in respect of unusual or infrequently occurring items determined in accordance with applicable accounting standards, adjustments for equity compensation expenses, and such other adjustments as it deems appropriate. Notwithstanding the foregoing, in calculating earnings or earnings per share, the Committee may, within the period described in Section 7(e)(ii), provide that such calculation shall be made on the same basis as reflected in a release of the Company’s earnings for a previously completed period as specified by the Committee.

v.	Committee Determinations. The Committee shall determine the applicable performance objectives, the amount potentially payable in respect of Performance Awards, the achievement of performance objectives relating to Performance Awards, and the amount of any final payment in respect of Performance Awards.

f.	Minimum Vesting Requirement. At the time of grant, the terms of Awards granted under the Plan shall provide that the Awards shall not vest prior to the one-year anniversary of the date of grant, except as may be provided in the event of a Participant’s death or disability, or in the event of a Change in Control. Subject to any adjustments made in accordance with Section 4(c), Awards covering up to 5% of the shares subject to the share reserve set forth in Section 4(a) as of the 2019 Plan Effective Date may be granted without regard to the minimum vesting requirement.

8.	Change in Control. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Section 8 shall apply in the event of a Change in Control.

a.	Replacement Awards; No Immediate Vesting.

i.	An Award shall not vest upon the occurrence of a Change in Control and shall continue to the extent qualifying as a Replacement Award.

ii.	A “Replacement Award” includes an outstanding Award that continues upon and after the occurrence of a Change in Control and an Award provided to a Participant in replacement of an outstanding Award (such replaced Award, a “Replaced Award”) in connection with a Change in Control that satisfies the following conditions:

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1.	It has a value at least equal to the value of the Replaced Award;

2.	It relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control;

3.	Its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent change in control); and

4.	Upon an involuntary termination of employment or separation from service of a Participant by the Company other than for Cause (and not due to disability), or a voluntary termination of employment or separation from service by the Participant for Good Reason (if applicable), occurring on or during the period of twenty-four (24) months after the Change in Control, the Replacement Award, to the extent not vested and unrestricted as of such termination of employment or separation from service, shall become fully vested and (if applicable) exercisable and free of restrictions.

The Committee, as constituted immediately before the Change in Control, shall have the discretion to determine whether the conditions of this Section 8(a)(ii) are satisfied.

b.	Vesting if No Replacement Award. To the extent that a Replacement Award is not provided to the Participant, upon the occurrence of a Change in Control:

i.	Any and all Options and SARs granted hereunder shall become immediately exercisable;

ii.	Any restrictions imposed on Restricted Stock shall lapse and become freely transferable, and all other Awards shall become fully vested; and

iii.	Except as otherwise provided in an Award Agreement, the payout opportunities attainable at target or, if greater, in the amount determined by the Committee to have been earned thereunder based on performance through the date of the Change in Control, under all outstanding Awards of performance-based Stock, cash Awards and other Awards and shall be deemed to have been earned for the entire performance period(s) as of the effective date of the Change in Control. The vesting of all such earned Awards shall be accelerated as of the effective date of the Change in Control, and in full settlement of such Awards, there shall be paid out in cash, or in the discretion of the Committee, shares of Stock with a Fair Market Value equal to the amount of such cash.

Except as otherwise determined by the Committee, the foregoing provisions of this Section 8(b) shall apply, and a Participant’s outstanding Awards shall not become Replacement Awards, upon the occurrence of a Change in Control following an involuntary termination of employment or separation from service of the Participant by the Company other than for Cause (and not due to disability), or a voluntary termination of employment or separation from service for Good Reason by the Participant (if applicable), occurring (x) at the request of a third party who was taking steps reasonably calculated to effect such Change in Control or (y) otherwise in contemplation of and within 180 days before such Change in Control.

c.	Change in Control. For purposes of the Plan, “Change in Control” shall mean:

i.	Any person becoming the beneficial owner of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

ii.	Individuals who serve on the Board immediately prior to the event, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds of the directors who either serve on the Board immediately prior to the event, or whose election or nomination for election was previously so approved, ceasing for any reason to constitute a majority of the Board;

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iii.	Consummation of a merger or consolidation of the Company or any Subsidiary into any other corporation, other than a merger or consolidation that results in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company; or

iv.	The stockholders of the Company approving a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets and such liquidation, sale or disposition is consummated.

9.	General Provisions.

a.	Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon. In addition, the Company may adopt policies that impose restrictions on the timing of exercise of Options or other Awards (e.g., to enforce compliance with Company-imposed black-out periods).

b.	Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant’s death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more of the following transferees (each transferee a “Permitted Assignee”) during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee: (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i); (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders; or (iv) for charitable donations to a charitable organization; provided that such Permitted Assignee shall be bound by and subject to all the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

c.	No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employee’s employment or other person’s service at any time or with the right of the Board or stockholders to remove any director.

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d.	Taxes. The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

e.	Section 409A. Notwithstanding the other provisions hereof, the Plan and the Awards are intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Accordingly, all provisions herein and with respect to any Awards shall be construed and interpreted such that the Award either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code to the maximum extent possible; provided, however, that in no event shall the Company be obligated to reimburse a Participant or Beneficiary for any additional tax (or related penalties and interest) incurred by reason of application of Section 409A, and the Company makes no representations that Awards are exempt from or comply with Section 409A and makes no undertakings to ensure or preclude that Section 409A will apply to any Awards. If an Award is subject to Section 409A, (A) distributions shall only be made in a manner and upon an event permitted under Section 409A, (B) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A, (C) payments to be made upon or in connection with a Change in Control shall only be made upon or in connection with a “change of control event” under Section 409A, to the extent required by Section 409A, (D) unless the Award Agreement specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A, and (E) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A. Notwithstanding anything herein to the contrary, in the event that any Awards constitute nonqualified deferred compensation under Section 409A of the Code, if (x) the Participant is a “specified employee” of the Company as of the specified employee identification date for purposes of Section 409A (as determined in accordance with the policies and procedures adopted by the Company) and (y) the delivery of any cash or Stock payable pursuant to an Award is required to be delayed for a period of six months after separation from service pursuant to Section 409A, such cash or Stock shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, the amounts withheld on account of Section 409A shall be paid to the Participant’s Beneficiary within 30 days of the Participant’s death.

f.	Changes to the Plan and Awards.

i.	The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, (subject to Section 4(c)) without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement). The Board or the Committee shall also have the authority to establish separate sub-plans under the Plan with respect to Participants resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

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ii.	Notwithstanding any provision herein, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options, (B) cancel outstanding Options in exchange for Options with an exercise price that is less than the exercise price of the original Options or (C) cancel outstanding Options with an exercise price above the current Stock price in exchange for cash or other securities.

g.	No Rights to Awards; No Stockholder Rights. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

h.	Company Policies. All Awards made under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

i.	Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

j.	Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

k.	No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

l.	Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

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m.	Severability. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

n.	Successors and Assigns. The Plan and Award Agreements may be assigned by the Company to any successor to the Company’s business. The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

o.	Plan Provisions. In the event there is any express conflict between the terms of the Plan and any Award agreement or other agreement setting forth the terms of an Award, the terms of the Plan shall govern.

p.	Effective Date. The amended and restated Plan shall be effective as of the 2019 Amendment Effective Date.

This Proxy is solicited on behalf of the Board of Directors

Robert P. McDermott and Samuel B. Fortenbaugh and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present at the 2019 Annual Meeting, with respect to all shares of Common Stock, $.01 par value, of iCoreConnect, Inc. standing in the name of the undersigned on the Company’s books at the close of business on April 22, 2019, at the Annual Meeting of Stockholders to be held at 3554 West Orange Country Club Drive, Suite 210, Winter Garden, Florida, 34787, at 10:30 A.M., Eastern Time, on August 28, 2019 or at any adjournment(s) or postponement(s) thereof (the “2019 Annual Meeting”), as directed on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated April 22, 2019.

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